SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2014

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Principal Offiers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2014, the board of directors of Nortech Systems Incorporated (the “Company”) elected William A. Klein to fill a vacancy on the board of directors, effective March 5, 2014.  A copy of the announcement is being furnished as Exhibit 99 hereto.

Item 9.01 Exhibits

Exhibit 99 — announcement dated March 7, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2014

Nortech Systems Incorporated
(Registrant)

/s/ Richard G. Wasielewski
Richard G. Wasielewski, CEO